                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 4, 2001

                        ENSTAR INCOME PROGRAM IV-2, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

        000-15706                                            58-1648318
        ---------                                            ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

         On September 4, 2001, Enstar Income Program IV-2, L.P. (Enstar IV-2) entered into an asset purchase agreement, together with Enstar Income Program IV-1, L.P. (Enstar IV-1) for the sale to the City of Poplar Bluff, Missouri of the Enstar IV/PBD Systems Venture's (the "PBD Joint Venture") Poplar Bluff headend for a sale price of $8,000,000 ($1,302 per customer acquired) (the "Poplar Bluff Sale"), Enstar IV-2's one-half share of which is $4,000,000. Closing of the Poplar Bluff Sale was subject to closing sale price adjustments, regulatory approvals, customary closing conditions and the approval by the Limited Partners of Enstar IV-2 and Enstar IV-1. All of these conditions to close the transaction were achieved and on March 21, 2002, the asset purchase agreement closed.

         The PBD Joint Venture's Dexter, Missouri headend was not included in the Poplar Bluff Sale and will continue to be owned by the PBD Joint Venture and operated by Enstar Communications Corporation (the "Corporate General Partner") indefinitely for the foreseeable future. The Corporate General Partner can give no assurance of when, or if, the Dexter headend will ever be sold.

         After setting aside a $1,500,000 reserve to fund the Dexter headend's working capital needs, and paying or providing for the payment of the expenses of the Poplar Bluff Sale, the Corporate General Partner will make one or more distributions of the PBD Joint Venture's allocable share of the remaining net sale proceeds, in accordance with the Enstar IV-2 partnership agreement. Enstar IV-2 intends to make distribution payments to its limited partners in the second quarter of 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-2, L.P and Enstar IV/PBD Systems Venture. The Unaudited Pro Forma Condensed Balance Sheets as of December 31, 2001 assumes the disposition of certain assets and liabilities of the PBD Joint Venture's cable system in Poplar Bluff, Missouri as if it had occurred on December 31, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2001 assume the above disposition occurred on January 1, 2001.

                  The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-2, L.P. and Enstar IV/PBD Systems Venture do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                               HISTORICAL            POPLAR BLUFF            PRO FORMA
                                            DECEMBER 31, 2001         DISPOSITION         DECEMBER 31, 2001
                                         ----------------------- -------------------- ---------------------------
                 ASSETS

ASSETS:
 Cash                                    $      80,600            $        -          $       80,600
                                         ----------------------- -------------------- ---------------------------

                                                80,600                     -                  80,600
                                         ----------------------- -------------------- ---------------------------

Equity in net assets of joint ventures:
 Enstar IV/PBD Systems Venture               3,515,400                  2,031,400          5,546,800
 Enstar Cable of Macoupin County               859,900                     -                 859,900
                                         ----------------------- -------------------- ---------------------------
                                             4,375,300                  2,031,400          6,406,700
                                         ----------------------- -------------------- ---------------------------
                                         $   4,455,900            $     2,031,400     $    6,487,300
                                         ======================= ==================== ===========================

   LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
 Accrued liabilities                    $      25,300            $        -          $       25,300
 Due to affiliates                            210,700                     -                 210,700
                                         ----------------------- -------------------- ---------------------------
                                               236,000                     -                 236,000
                                         ----------------------- -------------------- ---------------------------

PARTNERSHIP CAPITAL (DEFICIT):
    General Partners
    Limited Partners                           (40,800)                    20,300            (20,500)
                                             4,260,700                  2,011,100          6,271,800
                                         ----------------------- -------------------- ---------------------------
                                             4,219,900                  2,031,400          6,251,300
                                         ----------------------- -------------------- ---------------------------
                                         $   4,455,900            $     2,031,400     $    6,487,300
                                         ======================== =================== ===========================



                        ENSTAR INCOME PROGRAM IV-2, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                   HISTORICAL           POPLAR BLUFF           PRO FORMA
                                                DECEMBER 31, 2001       DISPOSITION        DECEMBER 31, 2001
                                             --------------------- ------------------ --------------------------
OPERATING EXPENSES:

 General and administrative expenses         $      (62,700)          $       -         $        (62,700)
 Amortization                                       (12,500)                  -                  (12,500)
                                             --------------------- ------------------ --------------------------
                                                    (75,200)                  -                  (75,200)
                                             --------------------- ------------------ --------------------------

OTHER INCOME (EXPENSE):

 Interest expense                                    (8,000)                  -                   (8,000)
 Other expense                                       (4,600)                  -                   (4,600)
                                             --------------------- ------------------ --------------------------

                                                    (12,600)                  -                  (12,600)
                                             --------------------- ------------------ --------------------------

INCOME (LOSS) BEFORE EQUITY
 IN NET INCOME OF JOINT VENTURES                   (87,800)                  -                  (87,800)

EQUITY IN NET INCOME OF JOINT VENTURES:

 Enstar IV/PBD Systems Venture                      345,800               (92,900)               252,900
 Enstar Cable of Macoupin County                    194,500                  -                   194,500
                                             --------------------- ------------------ --------------------------
                                                    540,300               (92,900)               447,400
                                             --------------------- ------------------ --------------------------
NET INCOME                                   $      452,500           $   (92,900)      $        359,600
                                             ===================== ================== ==========================

Net income allocated to General Partners     $        4,500           $      (900)      $          3,600
                                             ===================== ================== ==========================

Net income allocated to Limited Partners     $      448,000           $   (92,000)      $        356,000
                                             ===================== ================== ==========================


                          ENSTAR IV/PBD SYSTEMS VENTURE
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                        HISTORICAL           POPLAR BLUFF         PRO FORMA          PRO FORMA
                                                     DECEMBER 31, 2001       DISPOSITION (a)    ADJUSTMENTS (b)    DECEMBER 31, 2001
                                                   -------------------- -------------------- ------------------- -------------------
                  ASSETS

ASSETS:
  Cash                                               $       511,200      $         -         $    8,000,000      $      8,511,200
  Accounts receivable                                         67,800             (21,900)               -                   45,900
  Prepaid expenses and other assets                           18,500              (6,000)               -                   12,500
  Property, plant and equipment, net                       7,780,000          (3,584,300)               -                4,195,700
  Franchise cost, net                                         31,700              (5,000)               -                   26,700
  Deferred charges, net                                          400                -                   -                      400
                                                   -------------------- -------------------- ------------------- -------------------
                                                     $     8,409,600      $    (3,617,200)    $    8,000,000      $      12,792,400
                                                   ==================== ==================== =================== ===================

LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:

  Accounts payable                                   $        68,300      $          -        $      320,000      $        388,300
  Accrued liabilities                                        181,800                 -                  -                  181,800
  Due to affiliates                                        1,128,700                 -                  -                1,128,700
                                                   -------------------- -------------------- -------------------- ------------------
                                                           1,378,800                 -               320,000             1,698,800
                                                   -------------------- -------------------- -------------------- ------------------

VENTURERS' CAPITAL:

  Enstar Income Program IV-1, L.P.                         3,515,400          (1,808,600)          3,840,000             5,546,800
  Enstar Income Program IV-2, L.P.                         3,515,400          (1,808,600)          3,840,000             5,546,800
                                                   -------------------- -------------------- ------------------- -------------------
                                                           7,030,800          (3,617,200)          7,680,000            11,093,600
                                                   -------------------- -------------------- ------------------- -------------------
                                                     $     8,409,600      $   (3,617,200)     $    8,000,000     $      12,792,400
                                                   ==================== ==================== =================== ===================


(a) Represents assets of the Poplar Bluff headend which will be disposed of under the asset purchase agreement.

(b) Represents proceeds from sale of $8,000,000 which will be used for transaction costs of $320,000, general working capital purposes, capital expenditures and distributions to partners.

                          ENSTAR IV/PBD SYSTEMS VENTURE
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                   HISTORICAL            POPLAR BLUFF            PRO FORMA
                                                                 DECEMBER 31, 2001      DISPOSITION (a)       DECEMBER 31, 2001
                                                              ----------------------- ------------------- -------------------------

REVENUES                                                      $       5,088,300       $     (2,233,700)     $        2,854,600
                                                              ----------------------- ------------------- -------------------------

OPERATING EXPENSES:
  Service costs                                                       1,712,900               (777,700)                935,200
  General and administrative expenses                                   654,800               (280,400)                374,400
  General Partner management fees and reimbursed
  expenses                                                            1,162,400               (543,300)                619,100
  Depreciation and amortization                                         818,300               (423,000)                395,300
                                                              ----------------------- ------------------- -------------------------

                                                                      4,348,400             (2,024,400)              2,324,000
                                                              ----------------------- ------------------- -------------------------

  Operating income                                                      739,900               (209,300)                530,600
                                                              ----------------------- ------------------- -------------------------

OTHER INCOME (EXPENSE):
  Interest income                                                        62,600                  -                      62,600
  Other expense                                                        (110,900)               23,500                  (87,400)
                                                              ----------------------- ------------------- -------------------------
                                                                        (48,300)               23,500                  (24,800)
                                                              ----------------------- ------------------- -------------------------

NET INCOME                                                    $         691,600       $      (185,800)      $          505,800
                                                              ======================= =================== =========================



(a) Represents the results of operations of the PBD Joint Venture's cable system in Poplar Bluff, Missouri to be sold. A non-recurring gain on sale of $6,329,000 net of transaction costs of approximately $320,000, resulted from the dispositions which has not been presented in the unaudited pro forma condensed statement of operations.

(c)      Exhibits.

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Enstar Income Program IV-2, L.P.

                        By: Enstar Communications Corporation
                            ---------------------------------
                            its General Partner

                        By: /s/ Paul E. Martin
                            ------------------
                        Name:  Paul E. Martin
                        Title: Vice President and Corporate Controller
                               (Principal Financial Officer and Principal
                               Accounting Officer)


Dated: April 5, 2002